SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of The Securities Act of 1934.


                Date of Report (Date of earliest event reported):

                                   MAY 4, 1999


                            BUFFALO CAPITAL III, LTD.
             (Exact name of registrant as specified in its charter)

                                Commission File Number:  0-21951

COLORADO                                                84-1356383
(State or other jurisdiction                    (I.R.S. Employer
of incorporation or                             Identification No.)
organization)


5001 East Spring Valley Road, Suite 800
Dallas, Texas  75244
__________________________________________
Address of principal executive offices

Registrant's telephone number: (805)295-8200


7331 S. Meadow Court,
Boulder, CO  80301
________________________________________________________
(Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a) On May 4, 1999, a change in control of the registrant occurred. On that date, Steadfast Investments, L.P., a Delaware limited partnership, and GMK Family Holdings, L.L.C., a Delaware limited liability company, purchased a total of 12,740,000 newly issued shares of common stock from the Company for a purchase price of $1,000. Accordingly, as of May 4, 1999, the issued and outstanding common stock of the Company increased from 1,260,000 shares to 14,000,000 shares, of which 11,083,800 shares, or approximately 79.17%, are owned by Steadfast Investments, L.P., and 1,656,200 shares, or approximately 11.83%, are owned by GMK Family Holdings, L.L.C.

        Steadfast and GMK acquired a controlling interest in the Company in anticipation of a business combination transaction between the Company and The Heritage Organization, L.L.C., or between the Company and Steadfast Investments, L.P., the principal owner of The Heritage Organization. The Heritage Organization,
L.L.C., is engaged in the business of providing counseling services to high net worth individuals and families.

        In conjunction with the change in ownership of a controlling interest in the stock of the registrant, the previous officers and directors of the registrant resigned and appointed new officers and directors designated by the purchasers. The newly appointed officers and directors are:

Name                            Position

Gary M. Kornman                 Chairman of Board
                                of Directors

W. Ralph Canada, Jr.            President & Director

Vickie A. Walker                Treasurer & Director

Terry O. Reid                   Secretary & Director


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibit (2) - Stock Subscription Agreement.

SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BUFFALO CAPITAL III, LTD.
(Registrant)


May 6, 1999
(Date)

/s/ _________________
(Signature)*
W. Ralph Canada, Jr., President

*Print name and title of signing officer under signature.

Exhibit (2) -             STOCK SUBSCRIPTION AGREEMENT

BUFFALO CAPITAL III, LTD.

        THIS STOCK SUBSCRIPTION AGREEMENT (called and referred to herein as the "Agreement") is made and entered into, having an effective date as of April 22, 1999, by and between Buffalo Capital III, Ltd., a Colorado corporation (called and referred to in this Agreement as the "Corporation"), Steadfast Investments, L.P., a
Delaware limited partnership and GMK Family Holdings, LLC, a
Delaware limited liability company (collectively called and referred to in this Agreement as the "Investors") and Mark DiSalvo, Gary S.
Joiner, Dean F. Sessions, and Grant W. Peck (collectively called and referred to in this Agreement as the "Principal Shareholders"). The Corporation, the Investors and the Principal Shareholders are sometimes referred to in this Agreement as a "Party" or, collectively, as "Parties."

                            RECITALS and STIPULATIONS

        WHEREAS, the Corporation, the Principal Shareholders and the Investors desire to enter into this Agreement pursuant to which the Investors will purchase, and the Corporation will sell 12,740,000 shares of the Corporation's Common Stock; and

        WHEREAS, there is no issued and outstanding preferred stock of the Corporation as of the Closing Date of this Agreement; and

        WHEREAS, there will be no issued and outstanding warrants of the Corporation as of the Closing Date of this Agreement; and

        WHEREAS, the Corporation, the Principal Shareholders and the Investor desire to make certain representations, warranties, covenants and agreements pursuant to the terms of this Agreement;
and

        WHEREAS, Certain definitions are set forth in Article IX of this Agreement and elsewhere in this Agreement.

        NOW THEREFORE, in consideration of the foregoing, and in consideration of the mutual representations, warranties, covenants, agreements and conditions contained and set forth in this Agreement, the Parties hereto hereby agree as follows:

                                    ARTICLE I
                          SALE OF CORPORATION'S SHARES

        1.1 Purchase and Sale of Common Stock. Subject to the terms and conditions of this Agreement, on the Closing Date, the Investors shall purchase, and the Corporation shall sell to the Investors 12,740,000 shares of Common Stock (called and referred to in this Agreement as the "Shares"), for a purchase price of One Thousand Dollars ($1,000) (called and referred to in this Agreement as the "Purchase Price"). Steadfast Investments, L.P., shall purchase 11,083,800 of the Shares for a purchase price of $870, and GMK
Family Holdings, LLC, shall purchase 1,656,200 of the Shares for a purchase price of $130. Simultaneously the Corporation shall deliver, or cause its Transfer Agent to deliver, to each of the Investors certificates representing the appropriate number of Shares, and each of the Investors shall deliver to the Corporation, by check or wire transfer on the Closing Date, the appropriate portion of the Purchase Price.

                                   ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF THE PRINCIPAL
                        STOCKHOLDERS AND THE CORPORATION

        The Corporation and each of the Principal Shareholders, hereby jointly and severally represent and warrant to the Investor as follows:

        2.1 Filing of Reports. Since its inception, the Corporation has duly filed with the Securities and Exchange Commission (called and referred to in this Agreement as the "Commission") on a timely basis, all reports, registration statements, filings and other documents to be filed by the Corporation (called and referred to in this Agreement as the "Disclosure Documents") as desirable or required to be filed with the Commission by the Securities Exchange Act of 1934, as amended (called and referred to in this Agreement as "The '34
Exchange Act") and the rules and regulations thereunder and in accordance with the rules and regulations of the Commission. The Corporation has furnished to the Investors a true and correct copy of each Disclosure Document. Each Disclosure Document did not, as of the date on which it was signed, contain any untrue statement of a fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There have not been any changes in the facts or circumstances described in any of the Disclosure Documents which are adverse to the Corporation or its stockholders including by way of example but not limited to, there being any change in the capital stock or any increase in the liabilities, or any adverse change in the condition (financial or otherwise) or business of the Corporation.

        2.2 Organization and Good Standing. The Corporation has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Colorado, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Disclosure Documents, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business conducted by it or the nature of the properties owned or leased by it makes such qualification necessary for the conduct of its business as described in the Disclosure Documents, except where the failure to be so qualified would not have an adverse effect on the Corporation.

        2.3 No Operations. The Corporation is not, nor since its inception has it been, engaged in the operation of any business other than the holding of funds pending the acquisition of an operating company. The Corporation is not, nor has it been since its inception, party to, nor are any of its business, properties, or assets, bound by any contracts, agreements, indentures or other instruments, whether written or oral.

        2.4 No Liabilities or Transactions. Except as set forth in this Agreement or as described in the Disclosure Documents, subsequent to the respective dates as of which information is given in the Disclosure Documents, the Corporation has not incurred any liability or obligation, direct or contingent, or entered into any transaction (except for the transactions contemplated hereby), whether or not in the ordinary course of business, and, except for the issuance of additional Common Stock, pursuant to the Subscription Agreement described in Section 6.1(e), there has not been any change in the capital stock or any increase in the liabilities, or any adverse change in the condition (financial or otherwise) or business of the Corporation.

        2.5 No Violation or Conflict. The Corporation is not in violation of any provision of its Articles of Incorporation or Bylaws, or in default in the performance of any obligation contained in any agreement, indenture or other instrument. The performance by the Corporation of its obligations under this Agreement and the consummation of the transactions hereby contemplated will not conflict with or result in a breach of the Articles of Incorporation or Bylaws of the Corporation, or any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound, or (assuming the accuracy of the Investors' representations and warranties in this Agreement) any law, rule, administrative regulation or decree of any court or governmental authority having jurisdiction over the Corporation or its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Corporation. Except as required by The '33 Securities Act or The '34 Exchange Act and applicable state securities or blue sky laws, no consent, approval, authorization or order of any court or governmental authority is required in connection with the consummation of the transactions contemplated by this Agreement. The rights granted to the Investors hereunder do not in any way conflict with and are not inconsistent with any rights granted to the holders of the Corporation's securities or debt instruments.

        2.6 Agreement Duly Authorized. The Corporation has full right, power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Corporation and constitutes the legal, valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).

        2.7 Trading of Common Stock. The request, filed with NASD Regulation by J. Alexander Securities, Inc., pursuant to NASD Rule 6740 and Rule 15c2-11 under the Securities Exchange Act of 1934, for clearance for unpriced quotations of the Company's common stock on the OTC Bulletin Board, was approved on April 9, 1998. The Common Stock of the Corporation is, and since April 9, 1998, has been approved for trading and has been traded on the OTC Bulletin Board under the symbol "BUFG".

        2.8 No Actions or Proceedings. Except as set forth in the Disclosure Documents, there are no actions, suits or proceedings pending before or by any court or governmental agency or authority, or any arbitrator, which seek to restrain or prohibit the consummation of the transactions contemplated hereby or which might reasonably be expected to result in any adverse change in the condition (financial or otherwise) or the business of the Corporation and, to the knowledge of the Corporation, the Principal Shareholders, the Corporation's officers, and/or the Corporation's directors, no such action, suit or proceeding has been threatened.

        2.9 No Violation or Failure. The Corporation is not in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject and the Corporation has not failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain is likely to have an adverse effect on the condition (financial or otherwise) or the business of the Corporation.

        2.10 Authorized Capital Stock. Immediately upon the consummation of this Agreement, the authorized capital stock of the Corporation will consist of 100,000,000 shares of Common Stock, of which 14,000,000 shares will be issued and outstanding, 10,000,000 shares of preferred stock, of which no shares will be issued and outstanding. The shares to be issued under this Agreement, upon issuance and payment therefor in accordance with the terms hereof, will be duly and validly authorized and issued, fully paid and non-assessable and will not have been issued in violation of any pre-emptive or similar right of any person or of any federal or state law.

        2.11 No Restrictions On Changes Of Officers And Board Of Directors. None of the Corporation's Articles of Incorporation,
Bylaws, or any contract, agreement or understanding to which the Corporation is a party, whether written or oral, restricts a majority of the Corporation's stockholders from immediately, or at any time, terminating and replacing all of the Corporation's officers and immediately, or at any time, terminating and replacing all members of the Corporation's board of directors, should a majority of the Corporation's stockholders determine to do so.

        2.12 No Employment Agreements. No person is party to any employment agreement or other agreement related to employment matters with the Corporation.

        2.13 No Untrue Statement of Facts. No document or statement in writing which has been supplied by or on behalf of the Corporation or any of the Principal Stockholders in connection with the transactions contemplated by this Agreement contains any untrue statement of fact, or omits any statement of fact necessary to make such statement, in light of the circumstances under which it was made, not misleading.

        2.14 Lawful Owner. Each of the stockholders is the lawful owner of the number of shares listed opposite his or her name on Exhibit A attached hereto, free and clear of all liens, encumbrances, restrictions and claims of every kind, and the Corporation and each of the stockholders has the full legal right, power and authority to enter into this Agreement.

        2.15 Restriction on Consummation. The Corporation and none of its stockholders is subject to, or a party to, any mortgage, lien, lease, license, permit, agreement, contract, instrument, law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character which affects the business practices, operations or condition of the Corporation or any of its assets or properties, or which would prevent consummation of the transactions contemplated by this Agreement, compliance by the Corporation and any of the Principal Stockholders with the terms, conditions and provisions hereof or the continued operation of the Corporation's business after the date hereof or the Closing Date on substantially the same basis as heretofore operated.

        2.16 No Agent or Broker. No agent, broker, person or firm acting on behalf of any of the Sellers is, or will be, entitled to any commission or broker's or finder's fees from such Seller in connection with any of the transactions contemplated by this Agreement.

        2.17     No Compensation or Benefit To Any Third Person.
No person is, or will be, receiving any compensation, commission, fees or benefits from the Corporation, any of the Principal
Stockholders or any of the Stockholders in connection with any of the transactions contemplated by this Agreement.

        2.18 Stockholder List is True and Correct. The list of Stockholders provided to the Buyer by the Sellers (such list being the list prepared by Corporate Stock Transfer, Inc. dated within the prior
30 days of the effective date of this Agreement), which is attached hereto as Exhibit A sets truthfully and correctly sets forth the name and the class and number of shares of each class of the Corporation's capital stock owned by each stockholder of the Corporation and is a true and correct listing of the current shareholders of the Corporation as of the date of execution of this Agreement and shall be a true and correct listing of the existing shareholders of the Corporation as of the Closing Date of this Agreement

        2.19 9% Limitation On Holdings of Capital Stock By Other Stockholders. After giving effect to the transactions at the time of the Closing contemplated hereby, other than the Investors, no stockholder of any class of the Corporation's capital stock shall hold in excess of 9% of any class of the Corporation's capital stock.

        2.20 Total of 91% of Holdings of Capital Stock By the Investors. After giving effect to the transactions at the time of the Closing contemplated hereby, the Investors shall hold in excess of 90.99% of any and all classes of the Corporation's capital stock

        2.21 9% Limitation On Holding of Voting Power By Other Stockholders. After giving effect to the transactions at the time of the Closing contemplated hereby, other than the Investors, no stockholder shall hold in excess of 9% of the combined voting power of the Corporation's outstanding voting securities.

        2.22 Truth of Representations and Warranties The representations and warranties of the Corporation and/or any of the Principal Stockholders contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the Corporation and/or any of the Principal Stockholders shall have delivered a certificate or certificates, dated the Closing Date, to such effect. Neither the consummation of the transaction contemplated hereby, nor sales of Common Stock by the Corporation and/or any or all of the Corporation's current stockholders of all or a portion of their shares of Common Stock, would cause any of the representations and warranties contained in this Article II to be untrue or incorrect in any respect and/or regard as of the Closing Date.

        2.23 No Employment Agreements. No person is party to any employment agreement or other agreement related to employment matters with the Corporation.

        2.24 No Agreements of Any Kind. No person is party to any agreement, whether oral or written, with the Corporation and/or any of the Principal Stockholders which is not disclosed in this Agreement and/or attached hereto.

        2.25     The Corporation Is A Reporting Company.   The
Corporation has filed Form 10-SB under The '34 Exchange Act and is registered under section 12(g) of The '34 Exchange Act, and has been since its formation, a reporting company to the Commission under section 12(g) of The '34 Exchange Act and all reports have been filed as are required or desirable under the reporting requirements of section 12(g) of The '34 Exchange Act

        2.26 Change of Officers and Directors. On the Closing Date, each of the current officers and directors of the Corporation shall resign, after having taken any and all steps which may be necessary or appropriate to appoint the person or persons designated by the Investors as their successors to fill the vacancies created by such resignation.

                                   ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

        In connection with the purchase and sale of the Shares hereunder, the Investors represent and warrant to the Corporation that:

        3.1 Accredited Investors. The Investors are "accredited investors" as that term is defined in Rule 501(a) under The '33
Securities Act.

        3.2 Knowledge And Experience. The Investors have the requisite knowledge and experience in financial and business matters to be able to evaluate the risks and benefits of an investment in the Shares.

        3.3 Economic Risk The Investors are able to bear the economic risk of their investment in the Shares for an indefinite period of time and acknowledges that the Shares have not been registered under The '33 Securities Act and, therefore, cannot be sold unless subsequently registered under The '33 Securities Act or an exemption from such registration is available.

        3.4 Review. The Investors have had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Shares and has had full access to such other information concerning the Corporation as they have requested. The Investors have reviewed, or have had an opportunity to review, the following documents: (A) the Corporation's Annual Report on Form 10-KSB for the fiscal year ended May 31, 1998; (B) the Corporation's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1999; (C) such other documents which could be filed by the Corporation or which are required to be filed by the Commission since the Corporation's inception and (D) such other documents requested by the Investors including, by way of example but not limited to, all other documents filed by the Corporation with the Commission since the Corporation's inception.

        3.5 Lack of Registration. The Investors understand that the Shares have not been registered under The '33 Securities Act and that the Shares constitute "restricted securities" as that term is defined in Rule 144.

        3.6 No Federal Or State Investigation. The Investors understands that no federal or state agency has made any finding or determination as to the fairness of the investment in, or any recommendation or endorsement of, the Shares.

        3.7 Enforceable Obligation. This Agreement constitutes the legal, valid and binding obligation of the Investors, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Investors does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Investors are a party or any judgment, order or decree to which the Investors are subject.

                                   ARTICLE IV
                     CONDUCT OF BUSINESS; EXCLUSIVE DEALING

        4.1 Conduct of Business of the Corporation. During the period from the date of this Agreement to the Closing Date, the Principal Stockholders shall cause the Corporation to conduct its operations only according to its ordinary and usual course of business. Notwithstanding the immediately preceding sentence, before the Closing Date, except as may be first approved by the Investors or as it is otherwise permitted or required by this Agreement, the Principal Stockholders will cause (a) the Corporation's charter documents to be maintained in their form on the date of this Agreement, (b) the Corporation to refrain from entering into any contract or commitment, and (c) the Corporation to refrain from authorizing or issuing any capital stock of any class or any securities convertible or exercisable into any capital stock of any class, except for issuance of the additional shares of Common Stock pursuant to the terms of the Subscription Agreement referred to in Section 6.1(e) hereof. The Principal Stockholders agree not to take any action, or omit to take any action, which would cause the representations and warranties contained in this Agreement to be untrue or incorrect.

                                    ARTICLE V
                 COVENANTS OF THE CORPORATION AND THE PRINCIPAL
                                  SHAREHOLDERS

        The Corporation and the Principal Shareholders each jointly and severally represents and warrants to the Investors as follow:

        5.1      Conduct of Business of the Corporation.  The
Corporation and the Principal Shareholders acknowledge that the representations, warranties, agreements, undertakings and acknowledgments are made by the Corporation and the Principal
Shareholders with the intent that they be relied upon by the Investors in determining whether to subscribe for the Shares.

        5.2 Cancellation of Warrants of the Corporation. On or before the Closing Date, the Corporation and the Principal
Shareholders shall cancel or cause to be canceled any and all of the Corporation's issued and outstanding Class A Warrants and Class B
Warrants.

                                   ARTICLE VI
                            RESTRICTIONS ON TRANSFER

        6.1 The certificates representing the Shares shall bear a restrictive legend substantially in the following format:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE
NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933 (CALLED AND REFERRED TO HEREIN AS "THE '33
SECURITIES ACT") AND ARE RESTRICTED SECURITIES AS
DEFINED IN RULE 144 UNDER THE '33 SECURITIES ACT.
THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, OR
OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN
EFFECTIVE REGISTRATION STATEMENT UNDER THE '33
SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM
REGISTRATION UNDER THE '33 SECURITIES ACT.

                                   ARTICLE VII
                     CONDUCT OF BUSINESS; EXCLUSIVE DEALING

        7.1 Conduct of Business of the Corporation. During the period from the date of this Agreement to the Closing Date, the Principal Stockholders shall cause the Corporation to conduct its operations only according to its ordinary and usual course of business. Notwithstanding the immediately preceding sentence, before the Closing Date, except as may be first approved by the Investors or as it is otherwise permitted or required by this Agreement, the Principal Stockholders will cause (a) the Corporation's charter documents to be maintained in their form on the date of this Agreement, (b) the Corporation to refrain from entering into any contract or commitment, and (c) the Corporation to refrain from authorizing or issuing any capital stock of any class or any securities convertible or exercisable into any capital stock of any class, except for issuance of the additional shares of Common Stock pursuant to the terms of the Subscription Agreement referred to in Section 6.1(e) hereof. The Principal Stockholders agree not to take any action, or omit to take any action, which would cause the representations and warranties contained in this Agreement to be untrue or incorrect.

                                  ARTICLE VIII
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                               INDEMNITY; BREACHES

        8.1 Survival of Representations and Warranties. All representations and warranties of the Principal Stockholders, the Corporation and the Investors contained in this Agreement (including all schedules and exhibits hereto) or in any certificate, exhibit or other instrument or document delivered pursuant to this Agreement and the provisions of this Article VIII shall survive the execution hereof and the Closing Date for a period of thirty-six (36) months after the Closing Date, except that with respect to any warranty or representation concerning any willful, intentional or knowing misrepresentation of the Principal Stockholders, the Sellers, the Corporation, or any of their respective officers, directors, employees, agents or representatives, such representations and warranties shall survive until the expiration of the applicable statute of limitations pursuant to which any such entity may seek recovery.
Notwithstanding anything in this Agreement to the contrary, any representation of the Sellers with respect to the ownership of the Minority Shares shall survive the execution hereof and the Closing
Date indefinitely.

        8.2 Indemnification. The Corporation and the Principal Stockholders jointly and severally agree to indemnify and hold
Investors harmless from damages, losses or expenses, including by way of example but not limited to, any attorneys' fees and expenses, in the aggregate, suffered or paid, directly or indirectly, through application of the Investors' or the Corporation's assets, as a result of or arising out of the failure of any representation or warranty made by any and/or all of the Sellers, of the Principal Stockholders or of the Corporation in this Agreement or in any Schedule attached hereto, which is represented or warranted to be true and correct in any respects as of the date of this Agreement and as of the Closing Date.

        8.3 Waivers of Breaches. The failure or delay by any Party to insist upon the strict performance or enforcement of every promise, duty, Term, condition, obligation, agreement, transfer, conveyance and right contained in this Agreement shall not be deemed a release or waiver of any of its rights, powers or any of the provisions of this Agreement or a waiver of any breach or default by any Party of any Term, condition, or provision of this Agreement, nor shall any custom or practice which may grow up between the Parties in the administration of this Agreement be construed to waive or lessen the rights of any Party to insist upon the performance by any other Party in strict accordance with the Terms, conditions, and provisions set forth in this Agreement. To be effective, any waiver must be in writing and signed by the Party so waiving, and any such waiver shall apply only to the matter or instance so specifically waived and shall not operate or be construed as a waiver of any subsequent breach by any Party.

                                   ARTICLE IX
                                   DEFINITIONS

        The definitions and explanations of terms set forth below or elsewhere in this Agreement shall govern the meaning, interpretation and application of such terms as used in this Agreement. Words not defined in this Agreement shall have their ordinary meanings.

        9.1 The term "Any and All Claims" shall be broadly construed and shall mean any and all disputes, claims, causes of action and other controversies which now exist or which may hereafter arise at any time between any of the Parties, including by way of example but not limitation, any and all claims sounding in contract or in tort, any and all claims at law or in equity, any and all causes of action under common law, any and all causes of action under any present or future federal or state statutes or regulations, and/or any and all disputes arising under or relating in any way to this Agreement or any omission or commission of any act relating in any way to this Agreement, its provisions, its terms or conditions.

        9.2 The term "Authorized Arbitrator" shall be narrowly construed and shall mean any Natural Person for which each and all of the following requirements have been met or such other Natural Person who is mutually agreed upon in writing by the Parties:

                a) Such Natural Person shall be, at the time of his selection as an arbitrator, an attorney who has practiced in the area of corporate or securities law for at least ten years; and

                b) Each Party shall have provided to the other Parties written notice identifying, by name, address, firm name, firm address, office and residence telephone numbers, each such Natural Person being considered by the Party for selection as an arbitrator; and

                c) Such Natural Person shall have had personal earnings from his practice in the area of corporate or securities law of at least Three Hundred Thousand Dollars ($300,000) in the calendar year preceding his selection as an arbitrator; and

                d) Neither such Natural Person, his firm nor any family member of such Natural Person shall have or have had, at any time, any relationship of any kind including, by way of example but not limitation, social, business, pecuniary, familial, or otherwise with any of the Parties or the agents, employees, Affiliates, Representatives or Family Members of any of the Parties. It is the intent of this Agreement to eliminate any Person as an Authorized Arbitrator who, for any reason, may have a tendency to be partial to one of the Parties to this Agreement.

        9.3 The term "Closing Date" shall mean May 14, 1999, or such earlier date as may hereafter be agreed to by the Corporation and the Investors subsequent to the receipt by either the Corporation or the Investors, or both, as the case may be, of any requisite lender and third party consents to the transactions contemplated hereby;
provided, however, that such date shall be no more than 30 days after the receipt by the applicable party of the last of such consents.

        9.4     The term "Common Stock" shall mean the
Corporation's Common Stock or, in the event that the outstanding
Common Stock is hereafter changed into or exchanged for different stock or securities of the Corporation, such other stock or securities.

        9.5     The term "The '33 Securities Act" shall mean the
Securities Act of 1933, and the rules and regulations promulgated thereunder, as amended from time to time.

        9.6 The term "Term" shall be broadly construed and shall mean and include each, and any collectively, word, part, phrase, section, clause, paragraph, sentence, term or provision of this Agreement.

                                    ARTICLE X
                                  MISCELLANEOUS

        10.1 Knowledge. Anywhere in this Agreement that the terms "Acknowledge", "agree", "represent", and/or "warrant" are used or where any representation or warranty is expressly qualified by reference to the knowledge of any Parties, such Parties confirm that they have made reasonable inquiry as to the matters that are the subject of such Acknowledgement, agreement, representation and/or warranty.

        10.2 Expenses. All of the expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of the counsel and financial advisors, shall be paid by the Party incurring such expenses.

        10.3 Choice of Law. Because the Parties Acknowledge that important aspects of performance of this Agreement shall occur in the State of Texas, even though the business activities of the Parties may occur anywhere authorized, the Terms of this Agreement, including their interpretation and validity, shall be governed and construed according to the laws of the State of Texas. If any conflict or choice of law rules would choose a law of another state, each Party waives such rules and agrees that Texas substantive law shall nonetheless govern. The Parties Acknowledge that the interpretation, construction and performance of this Agreement, and all matters relating thereto, shall be governed by and interpreted in accordance with the laws of the State of Texas. The internal laws of the State of Texas will govern all questions concerning the relative rights of the Corporation and its stockholders.

        10.4 Jurisdiction, Venue and Agent for Service. Without waiving or limiting the provisions of Article XI - AGREEMENT TO
ARBITRATE, each of the Parties to this Agreement (i) consents to the exclusive personal jurisdiction of the Texas state courts in Dallas County, Texas and U.S. Federal courts in Dallas County, Texas, for
Any and All Claims and each of the Parties to this Agreement
Acknowledges the exclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby relating to Any and All Claims; and (ii) Acknowledges that, as to Any and All Claims, any and all lawsuits and other proceedings, except proceedings to enforce arbitration awards, shall be brought in Dallas County, Texas, and in no other jurisdiction or venue. Each of the Parties hereby appoints the Texas Secretary of State as their agent for service of process with respect to Any and All Claims, and waives any and all rights to a trial by jury for Any and All Claims. If any lawsuits and other proceedings, except proceedings to enforce arbitration awards, are brought by any of the Parties outside the state and federal courts in Dallas County, Texas, the other Parties in any litigation or other proceedings attempting to terminate or remove such litigation or other proceedings into the Texas state courts in Dallas County, Texas, and U.S. Federal courts in Dallas County, Texas, shall be entitled to receive from the Party instituting such litigation or other proceedings other than in the Texas state courts in Dallas
County, Texas, and the U.S. Federal courts in Dallas County, Texas, any and all costs and expenses, including any and all counsel fees, incurred by the Parties attempting to terminate or remove such litigation or other proceedings.

        10.5 Captions. Titles, captions and headings of articles, sections and subsections and of any other parts of this Agreement are for reference purposes and convenience only. They are not intended to reflect, restrict or to in any way limit or amplify the terms and provisions of this Agreement, or to encompass all of the Terms and provisions of this Agreement or to interpret or govern such Terms and provisions. The text of the Terms and provisions themselves shall control. Titles, captions and headings of articles, sections and subsections and of any other parts of this Agreement are for identification only, are otherwise not part of this Agreement and shall not, in any way, affect the meaning or interpretation of this Agreement.

        10.6 Delivery of Notices. All notices, approvals, disclosures, demands and other communications required or permitted to be given under this Agreement shall be sufficiently given if it is in writing and (i) delivered personally, (ii) sent via overnight courier or overnight messenger service (charges prepaid) including, but not limited to, Federal Express, United Parcel Service, U.S. Mail overnight service, Airborne Express, Emery, (iii) sent by private courier or private messenger service (charges prepaid) (iv) sent via telecopy, or (v) mailed by first class mail, certified mail or registered mail (postage prepaid), to the Parties at the following Facsimile numbers or addresses or such properly notified changed Facsimile number or address:

If to the Investor:

Steadfast Investments, L.P.
Attention:  Terry O. Reid
Suite 800 East, Providence Towers
5001 Spring Valley Road
Dallas, Texas 75244
Facsimile:  (972) 991-5140

with a copy to:

Steadfast Investments, L.P.
Attn: Vickie A. Walker
1683 South Walker Road
Pleasant View, Tennessee 37146
Facsimile: (615) 746-2472

If to GMK Family Holdings, LLC, to:

GMK Family Holdings, LLC
Attention:  Terry O. Reid
Suite 800 East, Providence Towers
5001 Spring Valley Road
Dallas, Texas  75244
Facsimile: (972) 991-5140

with a copy to:

GMK Family Holdings, LLC
Attn:  Vickie A. Walker
1683 South Walker Road
Pleasant View, Tennessee 37146
Facsimile: (615) 746-2472

If to the Corporation to:

Buffalo Capital III, Ltd.
Attention:  Grant W. Peck
7331 S. Meadow Court
Boulder, Colorado  80301

with a copy to:

Frascona, Joiner & Goodman, P.C.
Attn:  Gary S. Joiner, Esq.
4750 Table Mesa Drive
Boulder, Colorado  80303
Facsimile:  (303) 494-6309

or such other Facsimile number or address or to the attention of such other person as the recipient Party shall have specified by prior written notice to the sending Party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

        10.7 Methods for Delivery of Notice. Mailed notices shall be deemed given upon the expiration of five (5) business days after deposit into the United States first class mail, certified mail or registered mail, with postage fully prepaid, or if, and only if, a requested returned receipt is returned to the sender within ten (10) business days after deposit into the United States mail, the later date of actual receipt as evidenced by the return receipt. All other notices shall be deemed given upon actual receipt by the recipient. Each of the Parties agrees to notify the other Parties in writing of any change in addresses and Facsimile numbers set forth above, and Acknowledges that, unless and until such written notice is given, delivery of all notices to the addresses or Facsimile numbers set forth above shall be effective and binding on the intended recipient.

        10.8 Parties in Interest. This Agreement and/or the rights created hereunder may be transferred, assigned, pledged or hypothecated in whole or in part by the Buyer, but may not be transferred, assigned, pledged or hypothecated by the Sellers and the Corporation, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the Investors and the Corporation and their respective heirs, executors, administrators, successors and permitted assigns (including subsequent holders of the Shares).

        10.9 Multiple Copies, Counterparts, Photocopies and Facsimiles. This Agreement may be executed in any number of multiple copies or counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. Further, this Agreement may be executed in any number of Facsimile counterparts or Facsimile counterparts of the signature page, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. In addition, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of the signatures of each of the Parties to one of such counterpart signature pages. All of those counterpart signature pages, whether Facsimile or otherwise, shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such identical copy or counterpart. A photocopy of any executed copy or counterpart shall be valid as an original. Likewise, a Facsimile of any executed copy or counterpart and/or a photocopy of a Facsimile of any executed copy or counterpart shall be valid as an original. Facsimile transmission of any signed original document shall be the same as delivery of an original document. At the oral or written request of either Party, the Parties will confirm Facsimile transmitted signatures by signing an original document.

        10.10 Entire Agreement, Amendments and Supplemental Agreements. This Agreement, including the other documents referred to in this Agreement which form a part hereof, contains the entire understanding and agreement between the Parties. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter and supersedes and preempts any prior understandings, agreements or representations by or among the Parties, written or oral, which may have related to the subject matter hereof in any way. This Agreement may be amended or supplemented only by an agreement, in writing, fully executed by the Corporation, the Principal Stockholders, and the Investors.

        10.11 Invalidity. Whenever possible, each part, section, clause, paragraph, sentence, Term or provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any part, section, clause, paragraph, sentence, Term or provision of this Agreement is held to be illegal, void, invalid, or unenforceable by any court or arbitration panel of competent jurisdiction, this Agreement shall be construed and enforced as if such illegal, void, invalid, or unenforceable part, section, clause, paragraph, sentence, Term or provision had never comprised a part of this Agreement; and the remaining parts, sections, clauses, paragraphs, sentences, Terms or provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, void, invalid, or unenforceable part, section, clause, paragraph, sentence, Term or provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable part, section, clause, paragraph, sentence, Term or provision, there shall be added automatically as a part of this Agreement a part, section, clause, paragraph, sentence, Term or provision as similar as, in terms and effects, such illegal, invalid, or unenforceable part, section, clause, paragraph, sentence, Term or provision as may be possible and be legal, valid, and enforceable.

        10.12 Termination of Agreement. All Parties hereto agree to use their best efforts to fulfill the requirements of Articles VI and VII as soon as practicable. If any precondition to the completion of the transactions contemplated hereby is not fulfilled on or before May 14, 1999, by the Investors, this Agreement shall be null and void and of no further force or effect.

        10.13 Waivers of Breaches. The failure or delay by any Party to insist upon the strict performance or enforcement of every promise, duty, Term, condition, obligation, agreement, transfer, conveyance and right contained in this Agreement shall not be deemed a release or waiver of any of its rights, powers or any of the provisions of this Agreement or a waiver of any breach or default by any Party of any Term, condition, or provision of this Agreement, nor shall any custom or practice which may grow up between the Parties in the administration of this Agreement be construed to waive or lessen the rights of any Party to insist upon the performance by any other Party in strict accordance with the Terms, conditions, and provisions set forth in this Agreement. To be effective, any waiver must be in writing and signed by the Party so waiving, and any such waiver shall apply only to the matter or instance so specifically waived and shall not operate or be construed as a waiver of any subsequent breach by any Party.

        10.14 Remedies. Each of the Parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any Term of this Agreement and to exercise all other rights existing in its favor.

        10.15 Complete Agreement. This Agreement sets forth the complete agreement and understanding among the Parties and supersedes and preempts any prior understandings, agreements or representations by or among the Parties, written or oral, which may have related to the subject matter hereof in any way.

                                   ARTICLE XI
                             AGREEMENT TO ARBITRATE

        The Parties to this Agreement, for themselves, and on behalf of their respective employees, officers, directors, principals, attorneys and agents, hereby agree to arbitrate as follows:

        11.1 Arbitration. The Parties agree to submit to and settle Any and All Claims by binding arbitration. On the written notice of one Party served on the other, the Parties Acknowledge that they shall submit to binding arbitration and Acknowledge that they shall settle
Any and All Claims by binding arbitration. Such arbitration shall comply with and be governed, to the extent not inconsistent with this Agreement, by the provisions of the Commercial Arbitration Rules of the American Arbitration Association and the Supplementary
Procedures for Large, Complex Disputes of the American Arbitration Association (as those Rules and Procedures exist as of June 1, 1998, without regard to any subsequent amendments or revisions thereto), and in addition thereto, the Organization shall be entitled to immediately compel production of all data, facts and documents. In the event that the provisions of this Article XI are inconsistent with any term, condition or provision of the Commercial Arbitration Rules of the American Arbitration Association or the Supplementary
Procedures for Large, Complex Disputes of the American Arbitration Association (as those Rules and Procedures exist as of June 1, 1998, without regard to any subsequent amendments or revisions thereto), then the provisions of this Agreement shall control. Each of the Parties Acknowledges that no lawsuit or court proceedings shall be instituted or prosecuted with respect to Any and All Claims, except for legal proceedings to enforce arbitration awards. Accordingly, each Party waives and releases any and all rights such Party has to any trial or other proceeding in any court, except for legal proceedings to enforce arbitration awards. Should any Party file suit in a court of law in conjunction with or in lieu of arbitration, or otherwise in an attempt to ignore, negate, or circumvent this agreement to arbitrate, the other Parties shall have the right to fully recover their legal expenses and all other costs in defending such action, regardless of the outcome of the action.

        11.2 Selection of Arbitrators and Hearing. All arbitrators selected must be Authorized Arbitrators. Within fifteen (15) days after the commencement of the arbitration, the Principals shall jointly appoint one Authorized Arbitrator as an arbitrator and the Organization shall appoint one Authorized Arbitrator as an arbitrator. Within ten (10) days of their appointment, the two arbitrators so chosen shall select a third impartial Authorized Arbitrator. If either the Principals or the Organization shall fail to appoint an arbitrator within the prescribed time period, then the arbitration shall proceed forward in all respects as provided in this Article XI, except that the arbitrator timely appointed shall function as the sole arbitrator of the dispute (and the Party that failed to timely appoint its arbitrator shall have waived any further right to do so, and no third arbitrator shall be selected by the sole arbitrator, the American Arbitration Association or otherwise). If the Authorized Arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third Authorized Arbitrator shall be selected by the American Arbitration Association within fourteen (14) days from the expiration of such ten
(10) day period. All appointments shall be immediately communicated to all Parties in writing. All arbitration proceedings shall take place in Dallas County, Texas, and the arbitration hearing shall be held within sixty (60) days of the appointment of the third Authorized Arbitrator and at a time mutually convenient to the Parties. In the event that the time of the arbitration hearing cannot be agreed upon by the Parties, then the time for same shall be chosen by the American Arbitration Association upon not less than ten days' notice to the Parties. Any of the foregoing deadlines may be extended by written mutual agreement of the Parties. The hearing shall be conducted in conformity with the Federal Rules of Civil Evidence, including by way of example, but not limitation, affidavit testimony shall not be allowed.

        11.3 Costs of Arbitration. If any arbitration, action at law or in equity is necessary to enforce or interpret the terms of this Agreement or an award rendered by the arbitrators, the prevailing
Party shall be entitled to its attorney's fees, costs and its expenses in addition to any other relief to which it may be entitled. However, the costs and expenses of the arbitrators for any arbitration shall be split evenly between the Principals and the Organization and shall be paid monthly into an account administered by the arbitrators.

        11.4 Stipulations. The Parties stipulate and agree that the value of the consideration to be paid by the Principals under this Agreement exceeds Fifty Thousand Dollars ($50,000), that this
Agreement involves interstate commerce, and that this Agreement is enforceable under both the Texas Arbitration Act, Tex. Civ. Prac.
and Rem. Code at 171.001 (Vernon Supp. 1997), et seq., and the Federal Arbitration Act, 9 U.S.C. Sec. 1, et seq.


        11.5 Powers of the Arbitrators. Except as otherwise provided in this Agreement, the arbitrators shall determine the rights and obligations of the Parties according to the substantive and procedural laws of the State of Texas and shall have the authority to award any remedy or relief, whether final or provisional, whether legal or equitable, that a court of the State of Texas could order or grant; however, the arbitrators (i) shall have no authority to award punitive damages, exemplary damages, or any damages except those damages specifically provided for in this Agreement, (ii) shall not, in any event, make any ruling, finding, or award that does not conform to the terms and conditions of this Agreement, and (iii) shall not make, fashion, or award any relief or award that could not be made, fashioned, or awarded by a court of the State of Texas. The
Authorized Arbitrators shall hear and determine the outcome of the dispute between the Parties by majority vote.

        11.6 Award of the Arbitrators. The award of the arbitrators shall be final and conclusive upon the Parties, shall be in writing and shall specify the factual and legal bases for the award, shall be signed by a majority of the arbitrators, and shall be rendered within thirty
(30) days of the arbitration hearing. All monetary awards shall bear interest at the highest legal rate from the date such sums were originally due and payable through the date such sums are paid.
Judgment upon the award rendered by the arbitrators may be entered in any court of competent jurisdiction.

        11.7 Confidentiality of the Proceedings. None of the Parties, nor any arbitrator appointed in connection herewith, shall disclose the existence, content or results of any arbitration hereunder (including any information revealed in discovery or placed into evidence in connection with those proceedings), and any proceedings brought to enforce any arbitration award rendered hereunder shall be filed under seal and otherwise kept confidential to the maximum extent permitted by law. However, any one Party shall not be restricted or hindered by the provisions of this Section 11.7 from disclosing or using data or information clearly known to it before the arbitration, except as otherwise provided by this Agreement.

        Each signature below is binding on the Party signing at the time signed, regardless of whether or not all other Parties named in this Agreement sign this Agreement, and constitutes that Party's Acknowledgment, agreement to and acceptance of every promise, duty, term, condition, obligation, agreement, transfer, conveyance, and right contained in this Agreement, which has been executed to be effective as of the 22nd day of April, 1999.

"INVESTORS":
STEADFAST INVESTMENTS, L.P.
A Delaware limited partnership
By: Kornman & Associates, Inc.
In Its Capacity As:
General Partner
of Steadfast Investments, L.P

By: /s/_________________________________
                Signature
By: Vickie A Walker
In Her Capacity As: Secretary-Treasurer
of Kornman & Associates, Inc.

GMK FAMILY HOLDINGS, LLC

By: /s/_________________________________
Gary M. Kornman In His
Capacity As Its Manager

"CORPORATION":
BUFFALO CAPITAL III, LTD.
A Colorado corporation
By: /s/__________________________________
Grant W. Peck
As its President

By: /s/__________________________________
Mark DiSalvo

By: /s/__________________________________
Dean F. Sessions

By: /s/__________________________________
Grant W. Peck

By: /s/__________________________________
Gary S. Joiner